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                                                                    EXHIBIT 2.13

                      AMENDMENT TO STOCK PURCHASE AGREEMENT
                      -------------------------------------


                  THIS AMENDMENT TO STOCK PURCHASE AGREEMENT (the "Amendment"), is made this 21st day of May, 1999, by and between Protocol Holdings, Inc., a Delaware corporation ("Parent"), Protocol Communications, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Buyer"), 3223574 Canada, Inc., a Canadian corporation (the "Company"), Media Express, Inc., a Canadian corporation ("ME"), METC Financial Services Inc., a Canadian corporation ("METC") (ME and METC are collectively referred to as the "Affiliates"), and the stockholders of the Company listed on the signature pages hereto (collectively, the "Sellers").

                  Reference is made to a Stock Purchase Agreement dated as of March 28, 1999 between Parent, Buyer, the Company, the Affiliates and the Sellers (the "Agreement") whereby the Sellers have agreed to sell to the Buyer and the Buyer has agreed to purchase from the Sellers all of the issued and outstanding stock of the Company, all in the manner and subject to the terms and conditions set forth in the Agreement.

                  A true and correct copy of such Agreement is attached hereto. Capitalized terms not otherwise defined herein shall have the same meaning ascribed to them in the Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows.

1. ARTICLE 1 - TERMS OF ACQUISITION.

         A. The portion of the Cash Purchase Price referred to in Section 1.2(a)(ii) and payable pursuant to Section 1.2(d) shall be payable at Closing, subject to review of the FY99 Financial Statements and adjustment as provided in
Section 1.4 of the Agreement.

         B. Section 1.4 of the Agreement is amended to provide that, if the Buyer wishes to dispute any matter in any of the Financial Statements, it may do so by notice to either Claude Cohen or David Knafo on behalf of the Sellers given within thirty (30) calendar days of the Closing.

2. RATIFICATION. The parties hereby ratify and confirm all of their obligations under the Agreement. Except as amended hereby, the Agreement remains unaltered and unchanged and is in full force and effect.

                                  [END OF PAGE]



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            [SIGNATURE PAGE OF AMENDMENT TO STOCK PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                                   PROTOCOL HOLDINGS, INC.



                                                   By: /s/ Raymond P. Wilson
                                                       -------------------------
                                                   Name:
                                                   Title:

                                                   PROTOCOL COMMUNICATIONS, INC.



                                                   By: /s/ Raymond P. Wilson
                                                       -------------------------
                                                   Name:
                                                   Title:

                                                   3223574 CANADA, INC.



                                                   By: /s/ Claude Cohen
                                                       -------------------------
                                                   Name:
                                                   Title:

                                                   MEDIA EXPRESS, INC.



                                                   By: /s/ David Knafo
                                                       -------------------------
                                                   Name:
                                                   Title:

                                                   METC FINANCIAL SERVICES INC.



                                                   By: /s/ Claude Cohen
                                                       -------------------------
                                                   Name:
                                                   Title:

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                                             STOCKHOLDERS:



                                                 /s/ Claude Cohen
                                             -----------------------------------
                                             Claude Cohen


                                                 /s/ David Knafo
                                             -----------------------------------
                                             David Knafo


                                             LA FIDUCIE FAMILIALE COHEN



                                             By: /s/ Claude Cohen
                                                 -------------------------------
                                                 Name:

                                             LA FIDUCIE FAMILIALE KNAFO



                                             By: /s/ David Knafo
                                                 -------------------------------
                                                 Name:

                                             FONDATION MIRYAM BERDUGO COHEN



                                             By: /s/ Claude Cohen
                                                 -------------------------------
                                                 Name:

                                             FONDATION NESSIM KNAFO



                                             By: /s/ David Knafo
                                                 -------------------------------
                                                 Name:

                                             ELIEZER COHEN CANADA CORPORATION



                                             By: /s/ Claude Cohen
                                                 -------------------------------
                                                 Name:


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